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NOTICE OF GUARANTEED DELIVERY

for

RIGHTS CERTIFICATES

issued by

PENN TREATY AMERICAN CORPORATION

        This form, or one substantially equivalent hereto, must be used to exercise rights ("Rights") pursuant to the Rights Offering described in the Prospectus Supplement dated December 24, 2002 (the "Prospectus Supplement") to the Prospectus dated November 15, 2000 of Penn Treaty American Corporation, a Pennsylvania corporation (the "Company"), if a holder of Rights cannot deliver the Rights Certificate(s) evidencing the Rights (the "Rights Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., Eastern time, on January 20, 2003 (the "Expiration Date"). The Company may extend the Expiration Date to a date and time not later than 5:00 p.m., Eastern time on January 31, 2003. Such form must be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "Description of Rights—Exercise of Rights" in the Prospectus Supplement. Payment of the purchase price of $1,000 per Note subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent in the manner specified in the Instructions as to Use of Rights Certificates at or prior to the Expiration Date even if the Rights Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

THE SUBSCRIPTION AGENT IS:

Wells Fargo Bank Minnesota, N.A.

General Information:

By Mail or Overnight Courier:	Facsimile Transmission Copy Numbers	By Hand:
Wells Fargo Bank Minnesota, N.A. MAC N9303-110 Sixth and Marquette Avenue Minneapolis, MN 55479	(612) 667-2134	Wells Fargo Bank Minnesota, N.A. Corporate Trust Services 608 2nd Avenue South 12th Floor Minneapolis, MN 55402
Confirm Facsimile by Telephone (612) 667-0266

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN THAT SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

        The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing                          Rights and that such Rights Certificate(s) cannot be delivered to the Subscription Agent. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for one Note per Right with respect to              Rights represented by such Rights Certificate and (ii) the Oversubscription Privilege, to the extent that full principal amount of $45 million is not subscribed for pursuant to the Basic Subscription Privilege for Notes in the aggregate principal amount of $                  . The undersigned understands that payment of the purchase price of a principal amount of $1,000 per Note subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent within three New York Stock Exchange trading days following the Expiration Date, and represents that such payment, in the aggregate amount of $                        , either (check appropriate box(es)):

        ☐ is being delivered to the Subscription Agent; or

        ☐ has been delivered separately to the Subscription Agent; and is being or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

          ☐ Wire Transfer of Funds directed to Wells Fargo Bank Minnesota, N.A., ABA Routing No. 121000248, Beneficiary Account No. 1038377, FFC Penn Treaty Subscription Account No. 14073501. Reference: Penn Treaty American Corporation and name of registered owner.

Name of transferor institution

Date of transfer

Confirmation number (if available)

          ☐ Uncertified check payable to Wells Fargo Bank Minnesota, N.A., as Subscription Agent. Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has been paid. Rights holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.

Name of maker
Date of check
Bank on which check is drawn
☐	Certified check payable to Wells Fargo Bank Minnesota, N.A.
Name of maker
Date of check
Bank on which check is drawn
☐	Cashier's check payable to Wells Fargo Bank Minnesota, N.A.
Name of maker
Date of draft
☐	Money order payable to Wells Fargo Bank Minnesota, N.A.
Issuer of money order
Date of money order
Signature(s)		Address:

Name(s)
	Please type or print		(Include Zip Code)
Telephone Numbers

(If signature is by a trustee(s), executors(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) or a corporation or another acting in a fiduciary or representative capacity, such capacity must be clearly indicated above).		Rights Certificates No(s.) (if available)

GUARANTEE OF DELIVERY

        (Not to be used for Rights Certificate Signature Guarantee)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the Rights Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents and the Purchase Price, all within three New York Stock Exchange trading days following the Expiration Date.

(Name of Firm)	Dated:	, 2003

(Authorized Signature)	Address:

(Name)	(Including Zip Code)

(Title)	(Area Code and Telephone Number)

        The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) and the Purchase Price to the Subscription Agent within the time period shown therein. Failure to do so could result in a financial loss to such institution.

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NOTICE OF GUARANTEED DELIVERY for RIGHTS CERTIFICATES issued by PENN TREATY AMERICAN CORPORATION
THE SUBSCRIPTION AGENT IS: Wells Fargo Bank Minnesota, N.A. General Information